Exhibit 10.26

BORROWER JOINDER

AND ASSUMPTION OF NOTE

This Borrower Joinder and Assumption of Note (the “Borrower Joinder”) is made as of September 24, 2010, by CASTLEROCK SECURITY HOLDINGS, INC., a Delaware corporation (the “Additional Borrower”).

Background

Reference is made to that certain Promissory Note, dated as of July 1, 2010 (as the same may be further amended, restated, supplemented or otherwise modified, from time to time, the “Note”) by Castlerock Security, Inc. (the “Initial Borrower,” and each of Initial Borrower and Additional Borrower, a “Borrower” ) in favor of Whitecap (US) Fund I, LP, a Delaware limited partnership (the “Lender”).

Note

Capitalized terms defined in the Note are used herein as defined therein.  The rules of construction set forth in the Note shall apply to this Borrower Joinder.  In consideration of Additional Borrower becoming a Borrower under the terms of the Note and in consideration of the value of the synergistic benefits received by Additional Borrower as a result of the interdependence of the businesses of the Initial Borrower and Additional Borrower, Additional Borrower hereby agrees that effective as of September 24, 2010, it hereby joins in, and is and shall be deemed to be a Borrower under, the Note and any other associated documents related to the Note.  Additional Borrower has assumed the obligations of a Borrower under the Note, and Additional Borrower shall perform, comply with and be subject to and bound by each of the terms, agreements, covenants and conditions of the Note, on a joint and several basis with the Initial Borrower as such Note is in effect as of the date hereof, as such with the same force and effect as if it were an original signatory to the Note or other document to which Initial Borrower is a party or by which a Borrower is bound. Without limiting the generality of the foregoing, Additional Borrower hereby represents and warrants that, except as expressly set forth on the attached Schedule I: (i) each of the representations and warranties with respect to a Borrower set forth in the Note is true and correct as to Additional Borrower on and as of the date hereof as if made on and as of the date hereof by Additional Borrower (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific date or times referred to therein), and (ii) Additional Borrower has heretofore received a true and correct copy of the Note and each of the other associated documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

The Note and each other associated document are hereby ratified and confirmed and shall remain in full force and effect.

In furtherance of the foregoing, each reference to a “Borrower” in the Note and each other associated document shall be deemed to include the undersigned Additional Borrower.

In furtherance of the foregoing, Additional Borrower shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents, and do or cause to be done such further acts, as may be reasonably necessary in the reasonable opinion of Lender to carry out more effectively the provisions and purposes of this Borrower Joinder and the other documents.

Additional Borrower is simultaneously delivering to Lender any other documents required under the Note.

Additional Borrower acknowledges and agrees that a telecopy or other electronic transmission to Lender of signature pages hereof purporting to be signed on behalf of Additional Borrower shall constitute effective and binding execution and delivery hereof by Additional Borrower.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO BORROWER JOINDER- PAGE 1 of 2]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Borrower Joinder and delivered the same to Agent, as of the date and year first above written, intending to be legally bound hereby.

CASTLEROCK SECURITY HOLDINGS, INC.
a Delaware corporation

		By:	/ s / Brian E. Johnson
Brian E. Johnson, President

ACCEPTED AND AGREED:

CASTLEROCK SECURITY, INC.,
a Delaware corporation

By:	/ s / Brian E. Johnson
Name: Brian E. Johnson
Title: President

[SIGNATURE PAGE TO BORROWER JOINDER- PAGE 2 of 2]

ACKNOWLEDGED AND ACCEPTED:

WHITECAP (US) FUND I, LP,
As Lender

By WHITECAP ADVISORS LLC,
Its General Partner

By:	/ s / Westin Lovy
Name: Westin Lovy
Title: Managing Director